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                                                                   EXHIBIT 10.45

                          STOCK SUBSCRIPTION AGREEMENT

         This Stock Subscription Agreement ("Agreement") is made by and between Spectrum Managed Care of California, Inc., a Delaware corporation ("Spectrum-CA" or "Issuer") and Anchor Pacific Underwriters, Inc., a Delaware corporation ("APU" or "Issuee") and made effective as of January 12, 2001 (the "Effective Date") with respect to the below Recitals:

                                    RECITALS
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         WHEREAS, pursuant to that certain Asset Purchase Agreement dated
December 28, 2000 attached hereto as Exhibit A (the "Noveon Purchase Agreement"), APU purchased certain assets and business of and assumed certain enumerated liabilities of Novaeon, Inc., debtor-in-possession in the Bankruptcy Case In re Novaeon, Inc., Debtor, Case Number 00-18821-BIF in the United States
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Bankruptcy Court for the Eastern District of Pennsylvania (such assets and business to be collectively referred to as the "Novaeon Assets"); and

         WHEREAS, in connection with the purchase of the Novaeon Assets, APU made a $1,500,000 down payment to Novaeon, Inc., and executed and delivered that certain Adjustable Contingent Promissory Note in the principal amount of $3,500,000 (the "Novaeon Note"), a copy of which is attached hereto as Exhibit B; and

         WHEREAS, in order to finance the acquisition of the Novaeon Assets, APU entered into a loan agreement with Legion Insurance Company and executed and delivered its promissory note in the amount of $2,000,000 (the "Legion Note"); and

         WHEREAS, APU applied $1,500,000 of the Legion Note proceeds toward the required down payment under the Novaeon Purchase Agreement; and

         WHEREAS, Spectrum-CA is a Delaware corporation incorporated on January 11, 2001 for the purpose of operating the Novaeon Assets and engaging in a national managed care business; and

         WHEREAS, APU desires to capitalize Spectrum-CA by contributing the Novaeon Assets and the $500,000 balance of the Legion Note proceeds (hereinafter to be considered a part of the Novaeon Assets) to Spectrum-CA in exchange for Spectrum-CA's assumption of APU's liabilities under the Novaeon Purchase Agreement and the Novaeon Note and the issuance to APU of 100% of Spectrum-CA's authorized and issued common stock.

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     NOW, THEREFORE, in consideration of the mutual covenants contained in this
Agreement, APU and Spectrum-CA hereby agree as follows:

     1.   Contribution and Conveyance of Novaeon Assets. In exchange for the
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consideration set forth herein, APU hereby sells, conveys, and transfers to
Spectrum-CA all its right, title and interests in the Novaeon Assets as evidenced by the Novaeon Purchase Agreement and including the balance of the Legion Note proceeds in the amount of $500,000, subject to existing liens, claims and security interests of third-parties, and Spectrum-CA hereby accepts the transfer and delivery of such, subject to the terms and conditions of this Agreement.

     2.   Consideration for Novaeon Assets. As consideration for the transfer
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and conveyance of the Novaeon Assets by APU, Spectrum-CA hereby agrees, as of the Effective Date, to:

     (a) Issue APU 1,000 shares of its Common Stock having a par value of $0.01 per share and constituting 100% of its authorized and issued capital stock (the "Purchased Shares"); and

     (b) Assume and perform all APU's obligations and indemnify APU against all losses and claims arising under the terms of the Novaeon Purchase Agreement and the Novaeon Note (the "Assumed Liabilities").

     3.   Investment Intent. APU hereby represents and warrants to Spectrum-CA
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it is an "accredited investor" as defined in Regulation D under the Securities
Act of 1933, and is acquiring the Purchased Shares solely for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and has no present intention or plan to effect any distribution of the Purchased Shares. APU acknowledges the Purchased Shares may bear a legend to the following effect:

     "The securities represented by this certificate have not been registered under the Securities Act of 1993, as amended, the laws of the State of Delaware or elsewhere and may not be sold or transferred except in compliance with the Act and such laws."

     4.   Miscellaneous.
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     4.1  Waiver. No term or provision hereof will be deemed waived, and no
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variation of terms or provisions hereof shall be deemed consented to, unless such waiver or consent shall be in writing and signed by the party against whom such waiver or consent is sought to be enforced. Any delay, waiver, or omission by any party to exercise any right or power arising from any breach or default of the other party in any of the terms, provisions, or covenants of this Agreement shall not be construed to be a waiver by such provider of any subsequent breach or default of the same or other terms, provisions, or covenants on the part of the other party.

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     4.2  Governing Law. This Agreement and all rights and obligations hereunder
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shall be governed by and construed in accordance with the laws of the State of
Delaware except where USA federal law is applicable.

     4.3  Headings Not Controlling. Headings used in this Agreement are for
          ------------------------
reference purposes only and shall not be deemed a part of this Agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers effective as of January 12, 2001.

                                               SPECTRUM MANAGED CARE OF
                                               CALIFORNIA, INC.


                                               By:

                                               Title:


                                               ANCHOR PACIFIC UNDERWRITERS, INC.


                                               By:

                                               Title:

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                                    EXHIBIT A

                           NOVAEON PURCHASE AGREEMENT

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                                    EXHIBIT B

                                  NOVAEON NOTE

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